UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): July 21, 2010

GOLDEN ELEPHANT GLASS TECHNOLOGY, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-21071	88-0309578
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation or organization)		Identification No.)

123 Chuangye Road
Haizhou District, Fuxin City,
Liaoning, PRC, 123000
(Address of Principal Executive Offices)

(86) 418-3995066
(Registrant's Telephone Number, Including Area Code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[  ]        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[  ]        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 4.01 Changes in Registrant's Certifying Accountant

On July 21, 2010, the board of directors of Golden Elephant Glass Technology, Inc. (hereinafter referred to as "we", "us," ‘our" or the "Company") dismissed Zhonglei Certified Public Accountants Co., Ltd ("Zhonglei") as our independent auditors and engaged NW Pacific CPA, LLC ("NW Pacific") to serve as our independent auditors. Pursuant to Item 304(a) of Regulation S-K under the Securities Act of 1933, as amended, and under the Securities Exchange Act of 1934, as amended, we report as follows:

(a) (i) Zhonglei was terminated as our independent registered public accounting firm effective on July 21, 2010.

(ii) Zhonglei was appointed as our independent auditor on April 26, 2010 and did not issue any audit report on our financial statements through the date of its dismissal.

(iii) The dismissal of Zhonglei and engagement of NW Pacific were approved by our board of directors.

(iv) We and Zhonglei did not have any disagreements with regard to any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure for the audited financials for the fiscal year ended December 31, 2009 and 2008, and subsequent interim period ended March 31, 2010 and through the date of dismissal, which disagreements, if not resolved to the satisfaction of Zhonglei, would have caused it to make reference to the subject matter of the disagreements in connection with its reports.

(v) During the fiscal years ended December 31, 2009 and 2008, and subsequent interim period ended June 30, 2010 and through the date of dismissal, we did not experience any reportable events which constitute a reportable event under Item 304(a)(1)(v) of Regulation S-K.

(b) (i) On July 21, 2010, we engaged NW Pacific to serve as our independent registered public accounting firm.

(ii) Prior to engaging NW Pacific, we have not consulted NW Pacific regarding the application of accounting principles to a specified transaction, completed or proposed, the type of audit opinion that might be rendered on our financial statements or a reportable event, nor did us consult with NW Pacific regarding any disagreements with our prior auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope of procedure, which disagreements, if not resolved to the satisfaction of the prior auditor, would have caused it to make a reference to the subject matter of the disagreements in connection with its reports.

(iii) We did not have any disagreements with NW Pacific, and therefore, did not discuss any past disagreements with NW Pacific.

(c) We obtained a letter from Zhonglei addressed to the United States Securities and Exchange Commission stating it agrees with the statements presented in this Form 8-K, which is presented in this Form 8-K as an Exhibit.

Item 9.01 Financial Statements and Exhibits

(a) Financial statements of business acquired.

Not applicable.

(b) Pro forma financial information

Not applicable.

(c) Exhibits

No.	Exhibit

16.1.	Letter from Zhonglei Certified Public Accountants Co.,Ltd, dated September 3, 2010.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOLDEN ELEPHANT GLASS TECHNOLOGY, INC.

By:	/s/ Hong Tan
Name:	Hong Tan
Title:	Chief Financial Officer
Dated:	September 3, 2010